UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012 (December 6, 2012)

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Secondary Offering

On December 6, 2012, Avago Technologies Limited (the “Company”) and certain shareholders of the Company (the “Selling Shareholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”) relating to the public offering and sale (the “Offering”) by the Selling Shareholders of 21,490,022 shares of the Company’s ordinary shares, no par value. Pursuant to the Underwriting Agreement, the Underwriters have agreed to purchase such ordinary shares from Selling Shareholders at a price of $34.43 per share. The Company will receive no proceeds from the Offering other than approximately $1.5 million in aggregate option exercise price proceeds from the Company’s President and Chief Executive Officer who will exercise options for the purpose of selling shares in the Offering. The ordinary shares are listed on The NASDAQ Global Select Market.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-168621) previously filed with the Securities and Exchange Commission (the “SEC”). The Company has filed a final prospectus supplement, dated December 6, 2012, relating to the issuance and sale of the ordinary shares with the SEC.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Quarterly Interim Dividend

On December 6, 2012, the board of directors of the Company declared an interim cash dividend on the Company’s ordinary shares of $0.17 per share, payable on December 28, 2012 to shareholders of record at the close of business (5:00 p.m.), Eastern time, on December 17, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 6, 2012
5.1	Opinion of WongPartnership LLP regarding validity of ordinary shares
8.1	Opinion of WongPartnership LLP regarding tax matters
8.2	Opinion of Latham & Watkins LLP regarding tax matters
23.1	Consent of WongPartnership LLP (contained in Exhibits 5.1 and 8.1)
23.2	Consent of Latham & Watkins LLP (contained in Exhibit 8.2)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  December 10, 2012

Avago Technologies Limited

By:	/s/ Douglas R, Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 6, 2012
5.1	Opinion of WongPartnership LLP regarding validity of ordinary shares
8.1	Opinion of WongPartnership LLP regarding tax matters
8.2	Opinion of Latham & Watkins LLP regarding tax matters
23.1	Consent of WongPartnership LLP (contained in Exhibits 5.1 and 8.1)
23.2	Consent of Latham & Watkins LLP (contained in Exhibit 8.2)